UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2006

Opteum Mortgage Acceptance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-131680	90-0098699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W. 115 Century Rd., Paramus, NJ 07652
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 225-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On November 5, 2006, the Bond Investor Presentation attached hereto as Exhibit 99.1 will be presented at the ABS East® conference in Orlando, Florida. ABS East is a registered trademark of Information Management Network, Inc.

The information furnished under this Item 7.01 Regulation FD Disclosure, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.

99.1  Bond Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006	OPTEUM MORTGAGE ACCEPTANCE CORPORATION

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Treasurer

EXHIBIT INDEX

Exhibit No.

99.1	-	Bond Investor Presentation